SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                     ----------------------------------

                                  FORM 8-K


                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934
                     ----------------------------------


      Date of report (Date of earliest event reported): July 19, 1998

                              SPX Corporation
           (Exact name of Registrant as specified in its charter)




        Delaware                   1-6948                       38-1016240
(State of Incorporation)     (Commission File No.)       (IRS Employer Number)




700 Terrace Point Drive, Muskegon, Michigan                        49443-3301
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code: (616) 724-5000








Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On July 19, 1998, SPX Corporation, a Delaware corporation ("SPX"), SAC Corp., a Delaware corporation and a wholly owned subsidiary of SPX ("Merger Sub"), and General Signal Corporation, a New York corporation ("General Signal"), entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which General Signal will be merged (the "Merger") into Merger Sub, with Merger Sub surviving the Merger. At the effective time of the Merger, each outstanding share of common stock, par value $.01 per share, of Merger Sub will be converted into the right to receive one fully paid and nonassessable share of common stock, no par value, of the surviving corporation, and each issued and outstanding share of common stock, par value $6.67 per share issued through 1969, par value $1.00 per share issued subsequent to 1969, of General Signal will be converted into the right to receive either (i) $45.00, all in cash, (ii)
0.6977 share of common stock, $10.00 par value per share, of SPX ("SPX Common Stock"), or (iii) $18.00 in cash and 0.4186 share of SPX Common Stock, subject to proration.

          The Merger is subject to the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust
Improvements Act of 1976, approval by the stockholders of each of SPX and General Signal, and certain other conditions.

          SPX intends to fund the cash portion of the consideration to be received by General Signal's shareholders through a $1.7 billion facility underwritten by Chase Manhattan Bank, which facility will also provide funds to refinance SPX's and General Signal's existing debt.

          A copy of the joint press release, dated July 20, 1998, issued by SPX and General Signal, and of the Merger Agreement are attached hereto and incorporated by reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)      Financial Statements

          To be provided within 60 days of the filing of this Form 8-K.

          (b)      Pro Forma Financial Information

          To be provided within 60 days of the filing of this Form 8-K.

          (c)      Exhibits

                   Exhibit 2 Agreement and Plan of Merger, dated July 19, 1998, among SPX Corporation, SAC Corp. and General Signal Corporation.

                   Exhibit 99.1   Joint Press Release, dated July 20,
                                  1998, issued by SPX Corporation and General
                                  Signal Corporation.

                   Exhibit 99.2 Investor Presentation Materials, dated July 20, 1998, regarding the Merger.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SPX CORPORATION
                                    (registrant)


                                    By:/s/ Christopher J. Kearney
                                        ----------------------------
                                        Christopher J. Kearney
                                        Vice President, Secretary
                                        and General Counsel


Dated:  July 20, 1998